John L. Reizian, Esquire

2nd Vice President and Associate General Counsel

The Lincoln National Life Insurance Company

350 Church Street

Hartford, Connecticut 06103-1106

Telephone: (860) 466-1539, Facsimile:  (860) 466-1778

John.Reizian@LFG.com

VIA EDGAR

October 13, 2009

U. S. Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products, Room 8634; Mail 8629

100 F Street, NE

Washington, DC 20549-4644

Re:	Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
File Nos. 333-146507 and 811-08557
Post-Effective Amendment No. 12
Lincoln AssetEdgeSM VUL

Dear Sir or Madam:

Today we are electronically filing on EDGAR a post-effective amendment to the referenced registration statement to add a supplement to the prospectus.  This filing has incorporated all the revisions you have suggested.  I would like to confirm the contract name on the front cover of the prospectus (Lincoln AssetEdgeSM VUL) is and will continue to be the same as the EDGAR class identifier.  I have provided a clean copy along with a blacklined copy for your convenience.  As previously stated, the purpose of the amendment is to revise certain numerical values that currently are expressed in the prospectus in a number of tables and examples of calculations.  These revisions are occasioned by are-pricing of the insurance elements of the product and are more fully described below:

•                  The Maximum Charge shown in the Surrender Charge section of “Table I: Transaction Fees” has been reduced and the Surrender Charges shown for a Representative Insured (male and female) have changed.

•                  The Cost of Insurance charges shown for a Representative Insured (male and female) shown in the Cost of Insurance section of “Table II: Periodic Charges Other Than Fund Operating Expenses” have changed.

•                  The Maximum Charge Shown in the Administrative Fee section of “Table II: Periodic Charges Other Than Fund Operating Expenses” has been reduced and the charges shown for a Representative Insured (male and female) have changed.

•                  The schedule of maximum Surrender Charge periods associated with the age of the insured on the Policy Date (or the date of an increase in specified amount) has been increased at each point by 5 years.

Accordingly, Lincoln, as Depositor, on behalf of the Registrant, and Lincoln Financial Distributors, Inc., as Principal Underwriter, acknowledge the following: should the Securities and Exchange Commission (the “Commission”) or its staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing; the action of the Commission or its staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Registrant from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and the Registrant may not assert this action as a defense in any proceeding initiated by the Commission or any person under the Federal Securities Laws of the United States.

Also, the required financial statements are being incorporated by reference.  Consent of independent registered public accounting firm and opinion of counsel are being submitted herewith.

Should you have any questions regarding this filing, please feel free to contact me at (860) 466-1539.

Sincerely,

/s/ John L. Reizian

John L. Reizian

2nd Vice President and Associate General Counsel